DERIVATIVE INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of fair value of derivative instruments

The following table details the fair value of derivative instruments in the consolidated balance sheets:

		Fair value of derivative instruments
		December 31,
		2020	2019
Derivative:

Foreign exchange forward contract (1)	Other current asset	42	-

(1)The Company entered into foreign currency forward contract for receivables which were nominated in BRL and measured at fair value. This derivative instrument was not designated as a hedge. The change in the fair value of the forward contract was recorded in financial expense (income) in the statement of profit and loss in the amount of $42 for the year ended December 31, 2020. The forward contract will mature in 2021.